May 15, 1998




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:   Time Horizon Funds
      File Nos. 33-91448 and 811-9024

To the Commission:

Enclosed for filing pursuant to Rule 497(e) under the Securities Act of 1933, on behalf of the above-named Registrant, is a supplement to the prospectus dated November 1, 1997. This supplement is being filed prior to first use. Please call the undersigned if you have any questions regarding this filing.

Very truly yours,


Cathy G. O'Kelly

CGO/emb
Enclosure

cc:  Colleen A. O'Neill (Bank of America)





                            TIME HORIZON FUNDS
             Supplement to Prospectus dated November 1, 1997

Effective April 29, 1998, Bank of America National Trust & Savings Association has reassumed the administrative and investment advisory responsibilities from Robertson, Stephens & Company Investment Management, L.P. as set forth in the Management Agreement for the Time Horizon Funds.

Supplement dated May 15, 1998.